EXHIBIT 10.15

                     AMENDED AND RESTATED CONFESSED JUDGMENT
                                 PROMISSORY NOTE

$150,000.00                                                  Frederick, Maryland
                                                               September 6, 2005

      FOR VALUE RECEIVED, SOLUTION TECHNOLOGY INTERNATIONAL, INC. ("Maker") hereby amends and restates this promissory note ("Note") originally dated March 24, 2005 and hereby unconditionally promises to pay to the order of URBAN K. JONSON ("Holder"), as past due salary and bonus, the sum of One Hundred Fifty Thousand Dollars ($150,000.00), less appropriate deductions for federal and state withholding and other applicable taxes to be contemporaneously deposited by Maker with the appropriate taxing authorities, and any lawfully authorized payroll deductions, with interest at the rate of Ten Percent (10%) per annum from March 24, 2005 to August 22, 2005, and interest thereafter at eighteen per cent (18%) per annum. Said principal and accrued interest shall be paid no later than January 31, 2006. Interest shall be calculated on the basis of the actual number of days elapsed divided by 360.

      Maker may prepay at any time without any prepayment penalty.

      In the event this Note is in default as provided herein, Maker hereby constitutes, appoints and authorizes the clerk of any court or any attorney-at-law whom Holder of this Note may designate to appear for Maker in any court having competent jurisdiction, and to CONFESS JUDGMENT, without notice to Maker, for the total outstanding principal balance, together with accrued interest pursuant to this Note and attorney's fees at Ten Percent (10%) of the initial principal amount, hereby ratifying and confirming any and all acts and things which the clerk of the court or said attorney may do which are necessary and convenient to a valid confession of judgment of this Note, whether the Maker be within the jurisdiction of said court or not, hereby waiving all exemption of the laws of the Maryland or of any State of the United States, and also hereby waiving all right of appeal or stay of execution.

      In the event of the happening to the Maker of any one or more of the following events, Holder at its option, without notice to the Maker, may declare this Note to be in default, whereupon this Note and all other obligations, direct or contingent, of such Maker hereof to Holder, shall become immediately due and payable, or at any time thereafter, without demand or notice: failure to pay accrued interest up to August 22, 2005 ($6250) by September 30, 2005, failure to pay attorney's fees for negotiation and drafting of an extension for payment plus a penalty for late payment for a total of $15,000 by September 30, 2005, failure to pay principal and accrued interest hereon on January 31, 2006; voluntary or involuntary application for, or appointment of, a receiver; filing of a voluntary or involuntary petition under any of the provisions of the Federal Bankruptcy Laws; suspension or liquidation of usual business, or the giving of notice to do so.


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      The validity and construction of this Note and all matters pertaining hereto shall be determined in accordance with the laws of the State of Maryland.

      Maker and each endorser, surety or guarantor hereby waives presentment, demand, protest, notice of dishonor, consent to any extension of time or delay in enforcing payment, notices in connection with the delivery, acceptance, performance, default and enforcement of this Note, and all exemptions, including, but not limited to those relating to attachment, garnishment or execution, and warrants to Holder that all action and approvals required for the execution and delivery hereof as a legal, valid and binding obligation of the undersigned, enforceable in accordance with the terms hereof, have been duly taken and obtained.

      Maker consents to jurisdiction and venue for any action on this Note in the Circuit Court for Frederick County, Maryland.

      Maker certifies that all blank spaces, if any, in this Note were complete and filled in before this Note was signed by Maker.

      If the inclusion of any provisions, provision or any part thereof in this Note affects the validity or enforceability of this Note, such provision(s) or that part shall be treated as if it did not appear in this Note; but all remaining terms and provisions of this Note shall subsist and be fully effective according to the tenor of this Note, as if such provision(s) or any part thereof had never been included herein.

      IN WITNESS WHEREOF, Maker has executed and sealed this Note on the day and year hereinabove first written.


WITNESS:                               MAKER:
                                       SOLUTION TECHNOLOGY INTERNATIONAL , INC.


                                       By: /s/ Dan L. Jonson              (SEAL)
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                                          Print Name: Dan L. Jonson
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